UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT American Government Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2015

Class IA: $9.76	Class IB: $9.72

Total return at net asset value

			Barclays Government
(as of 12/31/15)	Class IA shares*	Class IB shares*	Bond Index

1 year	–0.33%	–0.65%	0.86%

5 years	13.72	12.18	14.63
Annualized	2.60	2.33	2.77

10 years	64.33	60.14	49.49
Annualized	5.09	4.82	4.10

Life	128.48	119.80	119.75
Annualized	5.33	5.07	5.07

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

What was the investment environment like for U.S. bonds during the 12-month reporting period ended December 31, 2015?

Interest rates were volatile during the period, but ended slightly higher for the 12-month reporting period than where they started it. The yield on the benchmark 10-year U.S. Treasury began 2015 at around 2%, trended higher to about 2.4% at mid-year, and ended the year at approximately 2.2%. This compares with a general downward trend in Treasury yields during 2014. Market volatility was fueled at various points during the period by falling commodity prices, uncertainty about the precise timing of an interest-rate hike by the Federal Reserve, and concerns about weak economic data overseas, especially from Greece and China.

As the period entered its final quarter, interest-rate spreads versus Treasuries were tightening across most major sectors of the bond market, as the risk-off sentiment that had pervaded the market during the third quarter subsided and investors’ appetite for risk assets returned in October. This optimism carried into November, as strong U.S. payroll data increased expectations that the Fed would raise interest rates during its December meeting; however, a major terrorist attack in Paris led to heightened geopolitical concerns in mid-month November.

The final month of the year was characterized by sharply declining oil prices, along with important monetary policy decisions made by two major central banks. Early in December, the European Central Bank announced increased stimulus efforts, including a further cut in its deposit rate and an extended bond-buying program, but the efforts fell short of investors’ expectations. Mid-month, the Federal Reserve announced it would raise short-term interest rates by a quarter percent and, although U.S. monetary policy remained extremely accommodative from a historical perspective, this move was an initial step away from the zero-interest-rate policy the central bank put into effect seven years ago. Against this backdrop, U.S. rates were higher across the yield curve, while foreign yield curves were mostly lower during the period.

How did Putnam VT American Government Income Fund perform in this environment?

For the 12 months ended December 31, 2015, the fund’s class IA shares returned –0.33%, trailing its benchmark, the Barclays Government Bond Index, which posted a gain of 0.86%. The fund’s interest-rate and yield-curve positioning were the primary detractors versus the benchmark, especially during the first half of the period, when the fund was defensively positioned for a rising-rate environment and our overall duration — a key measure of interest-rate-sensitivity — was shorter than that of the benchmark. We also had positioned the portfolio to benefit from a steeper Treasury yield curve, during a period when rates generally moved lower.

During the final quarter of 2015, our prepayment strategies fared better than mortgage-credit and term-structure strategies. Within prepayment risk, agency interest-only (IO) securities proved to be a modest positive. The sector shrugged off the broader volatility seen in other asset markets and benefited from a transition in Fed policy and higher rates across the yield curve.

Term-structure positioning was negative during the quarter. Although our relative short-rates position benefited as yields rose, these gains were more than offset by our yield-curve steepening bias as the curve flattened. Our mortgage credit allocation was the primary detractor during the quarter. Our holdings in commercial mortgage-backed securities (CMBS) lagged late in the year, as new issue supply into a risk-off environment helped bring spreads wider.

How did you use derivatives during the reporting period?

We used futures and interest-rate swaps for hedging treasury-term structure risk and yield curve positioning. Swaptions, which give us the option to enter into a swap contract, were used to hedge duration and convexity, isolate prepayment risks associated with our mortgage pass-through and collateralized mortgage obligation [CMO] holdings, and to manage overall downside risk. We also utilized total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your current outlook for the months ahead, and how will it affect the fund’s positioning?

The most important event over the past month was the Fed’s decision in mid-December to raise interest rates by 25 basis points, or one-quarter percent. While this had been much discussed, was hardly a surprise, and still leaves monetary policy extremely accommodative, it was nonetheless an important signal that the health of the U.S. economy no longer warrants emergency policy settings. The subsequent release of the minutes of the Fed’s meeting confirmed the impression that the Fed wanted a “dovish hike” and does not view the December move as the first in an aggressive cycle. We believe the market is currently pricing in the likelihood of two hikes.

The available data at this stage suggest that GDP for the fourth quarter of 2015 will be weaker than originally estimated, with annualized growth of only around 1%. In part, this is as a result of the aggressive inventory reduction, which is likely to be transitory, in our view. However, it is also true that the rising dollar continues to put pressure on manufacturing. Manufacturing is about 10% of U.S. GDP, so it clearly matters, but does not necessarily determine the direction of the economy as a whole. Dollar strength is a head-wind for the economy, and we see it continuing. The recent pattern of the dollar’s strength has been slightly different, however, with all the gains coming against emerging-market countries.

At year-end, labor market reports showed ongoing improvements in employment. What we believe was most important about these job gains was that it showed the labor market had not been knocked off course by the difficulties in the energy sector or in manufacturing.

The underlying fundamentals for commercial real estate continue to be supportive, as employment growth and a positive GDP

2 Putnam VT American Government Income Fund

trajectory have continued to support our central theme of moderate U.S. strength providing a tailwind for the CMBS sector.

We continue to find value in IO collateralized mortgage obligations. At current interest rates, we believe that the speed of prepayments should be contained, but we are mindful that a strong interest-rate rally could increase refinancing and introduce renewed government policy risk.

More generally, we find prepayment risk attractive in an environment where positive U.S. economic growth leads to higher interest rates and the mortgage lending channel continues to be constrained.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.60%	0.85%

Annualized expense ratio for the six-month period
ended 12/31/15†	0.62%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.11	$4.36	$3.16	$4.43

Ending value
(after expenses)	$990.90	$989.80	$1,022.08	$1,020.82

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT American Government Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2016

Putnam VT American Government Income Fund 5

The fund’s portfolio 12/31/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (84.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (23.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$75,269	$86,403
6s, with due dates from April 15, 2028
to November 20, 2038	193,889	218,373
5 1/2s, April 20, 2038	288,605	322,122
5s, TBA, January 1, 2046	1,000,000	1,083,125
4.687s, June 20, 2045	27,516	30,083
4.674s, April 20, 2065	262,866	287,119
4.667s, May 20, 2045	378,718	413,560
4.656s, May 20, 2045	497,000	542,520
4.655s, May 20, 2045	307,407	335,869
4.654s, June 20, 2045	269,054	293,951
4.634s, June 20, 2045	225,300	245,820
4.598s, May 20, 2045	512,399	557,984
4.554s, May 20, 2045	133,842	145,662
4.524s, June 20, 2065	62,159	67,409
4.516s, June 20, 2045	57,879	62,735
4 1/2s, TBA, January 1, 2046	2,000,000	2,148,750
4.491s, September 20, 2065	218,802	237,305
4.489s, October 20, 2065	252,860	274,278
4.468s, May 20, 2065	118,595	128,121
4.413s, June 20, 2065	28,519	30,777
4s, with due dates from April 20, 2045 to May 20, 2045	2,563,245	2,749,781
3 1/2s, with due dates from January 20, 2045
to June 20, 2045	7,307,331	7,648,870
3s, TBA, January 1, 2046	1,000,000	1,013,047
		18,923,664
U.S. Government Agency Mortgage Obligations (60.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	28,025	33,212
7s, with due dates from November 1, 2026 to
May 1, 2032	295,467	337,882
5 1/2s, December 1, 2033	28,741	32,140
4s, August 1, 2044	288,035	305,936

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	20,256	23,764
7s, with due dates from December 1, 2028
to December 1, 2035	560,139	645,892
6 1/2s, September 1, 2036	14,402	16,473
6s, January 1, 2038	250,946	283,255
5 1/2s, January 1, 2038	883,752	988,059
5s, February 1, 2039	28,095	30,949
4 1/2s, TBA, January 1, 2046	4,000,000	4,320,000
4s, with due dates from June 1, 2042 to
September 1, 2045	6,230,505	6,631,376
3 1/2s, with due dates from May 1, 2045
to October 1, 2045	2,842,236	2,943,380
3 1/2s, TBA, February 1, 2046	2,000,000	2,059,150
3 1/2s, TBA, January 1, 2046	2,000,000	2,062,969
3s, with due dates from January 1, 2043 to May 1, 2045	7,652,611	7,667,167

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (84.0%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
3s, TBA, February 1, 2046	$8,000,000	$7,982,187
3s, TBA, January 1, 2046	12,000,000	11,997,187
		48,360,978
Total U.S. government and agency mortgage
obligations (cost $67,575,840)		$67,284,642

U.S. TREASURY OBLIGATIONS (24.2%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,277,873
4 1/2s, August 15, 2039 §	7,201,000	9,219,530

U.S. Treasury Notes 0 5/8s, May 31, 2017 ∆	8,927,000	8,887,291

Total U.S. treasury obligations (cost $18,766,287)		$19,384,694

MORTGAGE-BACKED SECURITIES (23.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.463s, 2037	$46,408	$72,846
IFB Ser. 2979, Class AS, 23.062s, 2034	7,888	8,837
IFB Ser. 3072, Class SM, 22.585s, 2035	60,067	90,533
IFB Ser. 3072, Class SB, 22.438s, 2035	48,959	73,737
IFB Ser. 3065, Class DC, 18.869s, 2035	293,038	428,803
IFB Ser. 2990, Class LB, 16.101s, 2034	65,338	85,657
IFB Ser. 3232, Class KS, IO, 5.97s, 2036	273,209	41,494
IFB Ser. 4136, Class ES, IO, 5.92s, 2042	555,425	93,273
IFB Ser. 315, Class S1, IO, 5.59s, 2043	522,780	132,113
Ser. 4122, Class TI, IO, 4 1/2s, 2042	531,976	98,416
Ser. 4018, Class DI, IO, 4 1/2s, 2041	813,920	130,504
Ser. 4329, Class MI, IO, 4 1/2s, 2026	852,968	100,181
Ser. 4500, Class GI, IO, 4s, 2045	893,150	160,874
Ser. 4452, Class QI, IO, 4s, 2044	776,902	142,270
Ser. 4116, Class MI, IO, 4s, 2042	1,203,436	240,446
Ser. 4019, Class JI, IO, 4s, 2041	951,717	146,184
Ser. 3996, Class IK, IO, 4s, 2039	1,164,558	153,055
Ser. 4165, Class AI, IO, 3 1/2s, 2043	605,670	105,211
Ser. 4150, IO, 3 1/2s, 2043	447,962	97,762
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	981,666	140,957
Ser. 4122, Class AI, IO, 3 1/2s, 2042	790,891	103,260
Ser. 4199, Class CI, IO, 3 1/2s, 2037	671,157	71,008
Ser. 304, Class C37, IO, 3 1/2s, 2027	677,803	71,881
Ser. 304, Class C38, IO, 3 1/2s, 2027	909,964	98,112
Ser. 4150, Class DI, IO, 3s, 2043	718,999	95,380
Ser. 4141, Class PI, IO, 3s, 2042	688,037	80,046
Ser. 4158, Class TI, IO, 3s, 2042	1,732,473	216,421
Ser. 4165, Class TI, IO, 3s, 2042	1,853,306	218,134
Ser. 4171, Class NI, IO, 3s, 2042	1,074,339	117,909
Ser. 4183, Class MI, IO, 3s, 2042	572,477	67,552
Ser. 4201, Class JI, IO, 3s, 2041	945,312	102,214
Ser. 4215, Class EI, IO, 3s, 2032	741,302	91,909
Ser. 3939, Class EI, IO, 3s, 2026	884,534	70,170
Ser. 315, PO, zero %, 2043	1,302,519	1,018,765
Ser. 3835, Class FO, PO, zero %, 2041	1,187,456	1,036,186
Ser. 3391, PO, zero %, 2037	11,435	10,344
Ser. 3300, PO, zero %, 2037	6,205	5,382
Ser. 3326, Class WF, zero %, 2035	1,612	1,256

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.37s, 2036	38,824	73,129
IFB Ser. 06-8, Class HP, 23.021s, 2036	63,547	99,480
IFB Ser. 07-53, Class SP, 22.654s, 2037	70,858	110,318
IFB Ser. 08-24, Class SP, 21.737s, 2038	339,718	476,529

6 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 05-122, Class SE, 21.624s, 2035	$85,170	$122,568
IFB Ser. 05-75, Class GS, 18.985s, 2035	57,129	78,060
IFB Ser. 05-106, Class JC, 18.817s, 2035	78,530	118,301
IFB Ser. 05-83, Class QP, 16.298s, 2034	28,850	37,369
IFB Ser. 11-4, Class CS, 12.057s, 2040	171,973	207,778
IFB Ser. 13-103, Class SK, IO, 5.498s, 2043	302,385	75,379
Ser. 409, Class 82, IO, 4 1/2s, 2040	492,791	100,677
Ser. 418, Class C24, IO, 4s, 2043	520,849	111,854
Ser. 12-118, Class PI, IO, 4s, 2042	746,911	132,500
Ser. 12-96, Class PI, IO, 4s, 2041	511,263	81,787
Ser. 12-62, Class MI, IO, 4s, 2041	612,135	91,269
Ser. 409, Class C16, IO, 4s, 2040	724,063	144,378
Ser. 12-104, Class HI, IO, 4s, 2027	1,230,023	158,743
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	1,229,330	179,949
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,156,350	240,376
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	386,136	53,364
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	794,908	140,554
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	1,570,287	240,191
Ser. 417, Class C19, IO, 3 1/2s, 2033	955,678	141,737
Ser. 13-55, Class IK, IO, 3s, 2043	601,822	71,827
Ser. 13-6, Class JI, IO, 3s, 2043	1,325,494	156,781
Ser. 12-151, Class PI, IO, 3s, 2043	537,405	67,498
Ser. 13-8, Class NI, IO, 3s, 2042	630,685	78,099
Ser. 12-145, Class TI, IO, 3s, 2042	643,098	60,580
Ser. 13-35, Class IP, IO, 3s, 2042	679,656	70,355
Ser. 13-55, Class PI, IO, 3s, 2042	1,050,145	108,427
Ser. 13-53, Class JI, IO, 3s, 2041	742,402	84,909
Ser. 13-23, Class PI, IO, 3s, 2041	770,221	64,275
Ser. 13-30, Class IP, IO, 3s, 2041	1,108,858	98,999
Ser. 13-23, Class LI, IO, 3s, 2041	664,495	57,598
Ser. 14-28, Class AI, IO, 3s, 2040	850,292	102,832
FRB Ser. 03-W8, Class 3F2, 0.772s, 2042	6,171	6,072
FRB Ser. 07-95, Class A3, 0.672s, 2036	1,868,618	1,793,873
Ser. 08-53, Class DO, PO, zero %, 2038	66,138	60,012
Ser. 07-44, Class CO, PO, zero %, 2037	22,262	20,112
FRB Ser. 88-12, Class B, zero %, 2018	279	273

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.361s, 2036	657,956	86,021
Ser. 14-133, Class IP, IO, 5s, 2044	733,282	142,117
Ser. 13-51, Class QI, IO, 5s, 2043	640,638	121,247
Ser. 13-3, Class IT, IO, 5s, 2043	416,394	81,613
Ser. 13-6, Class OI, IO, 5s, 2043	322,404	65,516
Ser. 13-16, Class IB, IO, 5s, 2040	301,517	16,177
Ser. 10-35, Class UI, IO, 5s, 2040	784,503	151,566
Ser. 10-9, Class UI, IO, 5s, 2040	1,499,559	292,864
Ser. 09-121, Class UI, IO, 5s, 2039	866,616	167,058
Ser. 12-129, IO, 4 1/2s, 2042	761,921	175,653
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	501,255	68,547
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,069,026	199,149
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	386,881	69,097
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	308,760	55,330
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	269,383	60,986
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	1,240,898	283,247
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	264,372	9,052
Ser. 15-53, Class MI, IO, 4s, 2045	706,487	162,351
Ser. 15-40, IO, 4s, 2045	475,043	113,787
Ser. 13-165, Class IL, IO, 4s, 2043	304,572	52,204
Ser. 12-56, Class IB, IO, 4s, 2042	960,770	171,640
Ser. 12-47, Class CI, IO, 4s, 2042	425,463	76,660
Ser. 14-104, IO, 4s, 2042	796,239	143,307

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount		Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-4, Class IK, IO, 4s, 2039		$583,739	$66,727
Ser. 11-71, Class IK, IO, 4s, 2039		584,052	73,665
Ser. 10-114, Class MI, IO, 4s, 2039		916,324	93,850
Ser. 14-182, Class BI, IO, 4s, 2039		953,799	161,402
Ser. 10-116, Class QI, IO, 4s, 2034		163,848	2,867
Ser. 13-79, Class PI, IO, 3 1/2s, 2043		762,627	98,417
Ser. 15-168, Class IG, IO, 3 1/2s, 2043		1,173,113	161,449
Ser. 13-37, Class JI, IO, 3 1/2s, 2043		559,378	68,971
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		499,033	63,063
Ser. 12-136, IO, 3 1/2s, 2042		936,131	201,315
Ser. 14-46, Class JI, IO, 3 1/2s, 2041		452,136	62,241
Ser. 13-18, Class GI, IO, 3 1/2s, 2041		635,542	80,205
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		489,310	42,570
Ser. 14-102, Class IG, IO, 3 1/2s, 2041		431,959	62,582
Ser. 15-52, Class KI, IO, 3 1/2s, 2040		1,118,018	164,762
Ser. 12-48, Class KI, IO, 3 1/2s, 2039		552,681	59,640
Ser. 14-147, Class MI, IO, 3 1/2s, 2039		1,162,694	87,295
Ser. 15-138, Class AI, IO, 3 1/2s, 2039		186,053	24,471
Ser. 15-99, Class TI, IO, 3 1/2s, 2039		1,217,221	154,332
Ser. 15-24, Class AI, IO, 3 1/2s, 2037		1,049,669	151,100
Ser. 14-160, Class IB, IO, 3s, 2040		1,911,782	197,105
Ser. 14-141, Class CI, IO, 3s, 2040		546,932	59,397
Ser. 14-174, Class AI, IO, 3s, 2029		900,461	103,733
Ser. 14-44, Class IC, IO, 3s, 2028		859,717	84,913
Ser. 15-H20, Class CI, IO, 2.252s, 2065		1,747,550	210,798
Ser. 15-H25, Class BI, IO, 2.223s, 2065		1,258,560	151,405
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065		1,090,620	138,182
Ser. 15-H22, Class AI, IO, 2.15s, 2045		1,914,000	225,469
Ser. 15-H24, Class HI, IO, 2.017s, 2065		1,630,368	141,679
Ser. 15-H10, Class HI, IO, 2.014s, 2065		3,077,596	370,758
Ser. 15-H23, Class TI, IO, 1.889s, 2065		1,300,502	166,217
FRB Ser. 11-H07, Class FI, IO, 1.232s, 2061		5,555,982	289,967
Ser. 10-151, Class KO, PO, zero %, 2037		60,959	54,746
Ser. 06-36, Class OD, PO, zero %, 2036		3,277	2,779
			18,981,155

Total mortgage-backed securities (cost $19,398,381)			$18,981,155

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.059/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.059	$12,320,400	$22,054

(2.343)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.343	12,320,400	21,684

Barclays Bank PLC
(2.25625)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.25625	12,553,800	46,700

2.04375/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.04375	12,553,800	17,575

Citibank, N.A.
2.1015/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.1015	12,553,800	33,895

(2.3635)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.3635	12,553,800	17,826

(2.087)/3 month USD-LIBOR-BBA/
May-18	May-16/2.087	11,086,500	1,996

Putnam VT American Government Income Fund 7

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.915	$1,467,600	$77,519

(3.315)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/3.315	1,467,600	39,317

Goldman Sachs International
(2.82)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/2.82	1,990,325	6,707

(2.18625)/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.18625	11,086,500	1,330

Total purchased swap options outstanding (cost $586,246)			$286,603

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Mar-16/$99.63	$6,000,000	$49,044

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-16/100.22	3,000,000	23,346

Total purchased options outstanding (cost $95,626)			$72,390

	Principal amount/
SHORT-TERM INVESTMENTS (6.9%)*		shares	Value

Putnam Money Market Liquidity Fund 0.27% L	Shares	5,319,463	$5,319,463

U.S. Treasury Bills 0.07%, April 14, 2016 #		$75,000	74,961

U.S. Treasury Bills 0.15%, February 11, 2016 #		101,000	100,986

Total short-term investments (cost $5,495,431)			$5,495,410

Total investments (cost $111,917,811)		$111,504,894

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $80,090,766.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $42,599,430 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/15	contracts	Value	date	(depreciation)

U.S. Treasury Bond
30 yr (Long)	5	$768,750	Mar-16	$(2,079)

U.S. Treasury Bond Ultra
30 yr (Long)	5	793,438	Mar-16	4,638

U.S. Treasury Note
2 yr (Long)	11	2,389,578	Mar-16	(4,147)

U.S. Treasury Note
5 yr (Long)	79	9,347,305	Mar-16	(26,962)

U.S. Treasury Note
10 yr (Long)	41	5,162,156	Mar-16	(23,268)

Total				$(51,818)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/15 (premiums $748,020)
Counterparty
Fixed Obligation % to receive or (pay)/		Expiration	Contract
Floating rate index/Maturity date		date/strike	amount	Value

Bank of America N.A.
2.201/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.201	$6,160,200	$37,700

(2.201)/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.201	6,160,200	38,378

Barclays Bank PLC
(2.15)/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.15	6,276,900	24,919

2.15/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.15	6,276,900	53,416

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/
May-18		May-16/2.587	11,086,500	111

2.387/3 month USD-LIBOR-BBA/
May-18		May-16/2.387	11,086,500	443

2.2325/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.2325	6,276,900	30,129

(2.2325)/3 month USD-LIBOR-BBA/
Jan-26		Jan-16/2.2325	6,276,900	48,960

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/
Apr-47		Apr-17/2.515	1,467,600	139,284

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/
Jan-46		Jan-16/1.885	1,990,325	20

2.58625/3 month USD-LIBOR-BBA/
Jun-18		Jun-16/2.58625	22,173,000	222

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18		Mar-18/6.00	910,000	99,541

Total				$473,123

8 Putnam VT American Government Income Fund

WRITTEN OPTIONS
OUTSTANDING at 12/31/15		Expiration	Contract
(premiums $95,391)		date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)		Mar-16/$98.84	$6,000,000	$26,346

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)		Mar-16/98.05	6,000,000	14,046

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)		Feb-16/98.53	6,000,000	10,686

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)		Feb-16/97.69	3,000,000	1,464

Total				$52,542

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 12/31/15
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$1,461,325	$(35,807)	$(8,490)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,914,000	(19,267)	(12,414)

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,461,325	(37,131)	(13,269)

(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	1,461,325	(38,883)	(22,364)

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,461,325	(40,917)	(26,850)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,827,900	(40,941)	(26,867)

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 12/31/15 cont.
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N. A. cont.
2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	$6,400,600	$42,404	$34,883

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	6,400,600	40,917	31,683

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,655,800	37,299	21,843

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,827,900	17,845	10,257

(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	6,400,600	36,850	9,153

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	6,400,600	36,483	3,585

Total			$(1,148)	$1,150

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/15 (proceeds receivable		Principal	Settlement
$19,331,875)		amount	date	Value

Federal National Mortgage Association, 4s,
January 1, 2046		$2,000,000	1/13/16	$2,115,938

Federal National Mortgage Association,
3 1/2s, January 1, 2046		2,000,000	1/13/16	2,062,969

Federal National Mortgage Association, 3s,
January 1, 2046		12,000,000	1/13/16	11,997,187

Government National Mortgage
Association, 4s, January 1, 2046		1,000,000	1/21/16	1,061,953

Government National Mortgage
Association, 3 1/2s, January 1, 2046		2,000,000	1/21/16	2,084,999

Total				$19,323,046

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15

	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$2,978,000	$(15,507)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$(1,150)

2,978,000	40,777	9/30/25	2.3975%	3 month	(39,715)
				USD-LIBOR-BBA

2,978,000	(26,228)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	21,198

11,931,200	(69,955)	10/9/25	3 month USD-LIBOR-BBA	2.155%	(31,272)

5,965,600	69,719	10/9/25	2.3225%	3 month	(42,039)
				USD-LIBOR-BBA

5,965,600	(39,565)	10/28/25	3 month USD-LIBOR-BBA	2.055%	(82,065)

2,982,800	38,009	10/28/25	2.235%	3 month	9,649
				USD-LIBOR-BBA

11,931,200	(86,062)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	(146,253)

5,965,600	82,843	10/28/25	2.2625%	3 month	10,970
				USD-LIBOR-BBA

5,965,600	(38,855)	10/29/25	3 month USD-LIBOR-BBA	2.12%	(45,193)

2,982,800	38,737	10/29/25	2.31%	3 month	(10,485)
				USD-LIBOR-BBA

8,948,400	(56,493)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	(106,307)

Putnam VT American Government Income Fund 9

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.

	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$4,474,200	$56,316	10/27/25	2.25%	3 month	$7,323
				USD-LIBOR-BBA

4,474,200	37,077	9/29/25	2.235%	3 month	(16,835)
				USD-LIBOR-BBA

2,870,000	(38)	9/29/25	2.162%	3 month	(15,232)
				USD-LIBOR-BBA

1,456,000	(19)	9/30/25	2.07%	3 month	4,751
				USD-LIBOR-BBA

2,800,000	(37)	10/5/25	3 month USD-LIBOR-BBA	2.021%	(25,128)

3,565,000	(47)	10/6/25	1.945%	3 month	57,157
				USD-LIBOR-BBA

3,565,000	(47)	10/6/25	1.939%	3 month	59,133
				USD-LIBOR-BBA

3,025,000	(40)	10/7/25	3 month USD-LIBOR-BBA	2.00608%	(31,649)

2,693,900	(36)	10/28/25	2.013%	3 month	29,610
				USD-LIBOR-BBA

894,800	(12)	10/28/25	2.044%	3 month	7,272
				USD-LIBOR-BBA

5,688,200	45,431	12/2/25	2.119%	3 month	65,293
				USD-LIBOR-BBA

1,201,000	(16)	11/12/25	2.2225%	3 month	(8,881)
				USD-LIBOR-BBA

2,140,300	(28)	12/7/25	2.1765%	3 month	(3,061)
				USD-LIBOR-BBA

42,977,000 E	(38,170)	3/16/21	1.70%	3 month	155,312
				USD-LIBOR-BBA

2,265,000 E	(2,136)	3/16/26	3 month USD-LIBOR-BBA	2.20%	(8,125)

4,280,500	32,047	12/7/25	3 month USD-LIBOR-BBA	2.14%	23,704

5,707,000	44,725	12/9/25	3 month USD-LIBOR-BBA	2.245%	1,544

506,000	(7)	11/18/25	3 month USD-LIBOR-BBA	2.128%	(872)

1,795,900	(24)	11/24/25	2.09%	3 month	10,064
				USD-LIBOR-BBA

1,990,900	(26)	12/1/25	3 month USD-LIBOR-BBA	2.115%	(7,582)

2,140,300	(28)	12/7/25	2.169%	3 month	(1,580)
				USD-LIBOR-BBA

1,451,000	(19)	12/9/25	3 month USD-LIBOR-BBA	2.14%	(3,088)

1,451,000	(19)	12/9/25	3 month USD-LIBOR-BBA	2.11%	(7,100)

912,000 E	(6,932)	3/16/46	3 month USD-LIBOR-BBA	2.65%	(4,413)

57,381,000 E	60,893	3/16/18	1.20%	3 month	163,609
				USD-LIBOR-BBA

1,197,280	(16)	12/23/25	3 month USD-LIBOR-BBA	2.1275%	(5,259)

3,412,900	(45)	12/30/25	3 month USD-LIBOR-BBA	2.195%	4,984

3,141,900	(12)	1/4/18	3 month USD-LIBOR-BBA	1.1875%	591

1,287,000	(12)	1/4/21	1.7735%	3 month	(3,185)
				USD-LIBOR-BBA

4,666,100	(18)	1/4/18	3 month USD-LIBOR-BBA	1.18997%	1,107

3,141,900	(12)	1/4/18	3 month USD-LIBOR-BBA	1.1845%	403

1,287,000	(12)	1/4/21	1.776%	3 month	(3,340)
				USD-LIBOR-BBA

1,287,000	(12)	1/4/21	1.779%	3 month	(3,527)
				USD-LIBOR-BBA

7,808,000	(30)	1/4/18	3 month USD-LIBOR-BBA	1.1895%	1,774

3,141,900	(12)	1/4/18	3 month USD-LIBOR-BBA	1.1825%	280

10 Putnam VT American Government Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$1,287,000	$(12)	1/4/21	1.76%	3 month	$(2,344)
					USD-LIBOR-BBA

	215,000	(3)	1/4/26	2.2205%	3 month	(738)
					USD-LIBOR-BBA

Total		$166,032				$(20,690)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$289,652	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$600
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

216,047	—	1/12/41	4.00% (1 month	Synthetic TRS Index	448
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
317,321	—	1/12/40	4.50% (1 month	Synthetic MBX Index	147
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

257,420	—	1/12/42	4.00% (1 month	Synthetic TRS Index	413
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

64,487	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(7)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

135,195	—	1/12/39	6.00% (1 month	Synthetic TRS Index	507
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

537,086	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(58)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,977	—	1/12/38	6.50% (1 month	Synthetic TRS Index	44
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

98,885	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(6)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

257,456	—	1/12/40	4.50% (1 month	Synthetic MBX Index	120
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

439,609	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(823)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

168,520	—	1/12/38	6.50% (1 month	Synthetic TRS Index	623
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

197,045	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(481)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

358,487	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(743)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

14,406	—	1/12/43	3.50% (1 month	Synthetic TRS Index	31
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,754,539	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	187
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Putnam VT American Government Income Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$722,935	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$(41)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,046,861	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(522)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,746,622	(3,162)	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(23,579)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
95,233	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(5)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
297,918	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(728)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

834,540	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,730
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

239,106	—	1/12/44	3.50% (1 month	Synthetic TRS Index	432
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

30,777	—	1/12/43	3.50% (1 month	Synthetic TRS Index	65
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

184,125	—	1/12/45	4.00% (1 month	Synthetic TRS Index	497
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

134,340	—	1/12/45	4.00% (1 month	Synthetic TRS Index	362
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

130,970	—	1/12/45	3.50% (1 month	Synthetic TRS Index	565
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International
336,317	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,243
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

259,460	—	1/12/38	6.50% (1 month	Synthetic TRS Index	959
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

815,410	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,058
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

325,905	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,205
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

638,831	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,024
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

638,831	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,024
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

481,424	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,703)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

180,858	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(640)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$141,411	$—	1/12/40	4.00% (1 month	Synthetic TRS Index	$382
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,313	—	1/12/39	6.00% (1 month	Synthetic TRS Index	5
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

337,899	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,267
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

78,377	—	1/12/41	4.00% (1 month	Synthetic TRS Index	162
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

659,453	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,332)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

24,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(86)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

65,181	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(231)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

73,487	—	1/12/38	6.50% (1 month	Synthetic TRS Index	272
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

368,576	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,362
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

426,888	—	1/12/42	4.00% (1 month	Synthetic TRS Index	684
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

472,795	—	1/12/42	4.00% (1 month	Synthetic TRS Index	758
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

572,416	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,147
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

504,543	—	1/12/42	4.00% (1 month	Synthetic TRS Index	809
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,971	—	1/12/41	4.00% (1 month	Synthetic TRS Index	29
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

381,247	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(931)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
404,832	—	1/12/41	4.00% (1 month	Synthetic TRS Index	839
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34,077	—	1/12/41	4.00% (1 month	Synthetic TRS Index	71
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

380,934	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(930)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$(3,162)				$(9,775)

Putnam VT American Government Income Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$17,576,647	$1,404,508

Purchased options outstanding	—	72,390	—

Purchased swap options outstanding	—	286,603	—

U.S. government and agency mortgage obligations	—	67,010,364	274,278

U.S. treasury obligations	—	19,384,694	—

Short-term investments	5,319,463	175,947	—

Totals by level	$5,319,463	$104,506,645	$1,678,786

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(51,818)	$—	$—

Written options outstanding	—	(52,542)	—

Written swap options outstanding	—	(473,123)	—

Forward premium swap option contracts	—	1,150	—

TBA sale commitments	—	(19,323,046)	—

Interest rate swap contracts	—	(186,722)	—

Total return swap contracts	—	(6,613)	—

Totals by level	$(51,818)	$(20,040,896)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/		Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/14	premiums	gain/(loss)	(depreciation)#	Cost of purchases	from sales	into Level 3†	out of Level 3†	12/31/15

Mortgage-backed
securities	$—	$(78,030)	$—	$73,323	$1,409,215	$—	$—	$—	$1,404,508

U.S. government
and agency
mortgage obligations	$—	—	—	(5,386)	279,664	—	—	—	$274,278

Totals	$—	$(78,030)	$—	$67,937	$1,688,879	$—	$—	$—	$1,678,786

# Includes $67,937 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $106,598,348)	$106,185,431

Affiliated issuers (identified cost $5,319,463) (Notes 1 and 5)	5,319,463

Interest and other receivables	582,077

Receivable for shares of the fund sold	57,123

Receivable for sales of delayed delivery securities (Note 1)	12,902,353

Receivable for variation margin (Note 1)	329,137

Unrealized appreciation on forward premium swap option contracts (Note 1)	111,404

Unrealized appreciation on OTC swap contracts (Note 1)	24,071

Premium paid on OTC swap contracts (Note 1)	3,162

Total assets	125,514,221

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	24,661,160

Payable for shares of the fund repurchased	224,166

Payable for compensation of Manager (Note 2)	26,930

Payable for custodian fees (Note 2)	20,282

Payable for investor servicing fees (Note 2)	9,455

Payable for Trustee compensation and expenses (Note 2)	69,351

Payable for administrative services (Note 2)	618

Payable for distribution fees (Note 2)	7,707

Payable for variation margin (Note 1)	352,596

Unrealized depreciation on OTC swap contracts (Note 1)	33,846

Unrealized depreciation on forward premium swap option contracts (Note 1)	110,254

Written options outstanding, at value (premiums $843,411) (Notes 1 and 3)	525,665

TBA sale commitments, at value (proceeds receivable $19,331,875) (Note 1)	19,323,046

Other accrued expenses	58,379

Total liabilities	45,423,455

Net assets	$80,090,766

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$93,548,762

Undistributed net investment income (Note 1)	1,381,653

Accumulated net realized loss on investments (Note 1)	(14,672,174)

Net unrealized depreciation of investments	(167,475)

Total — Representing net assets applicable to capital shares outstanding	$80,090,766

Computation of net asset value Class IA

Net assets	$44,228,670

Number of shares outstanding	4,532,399

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.76

Computation of net asset value Class IB

Net assets	$35,862,096

Number of shares outstanding	3,688,101

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.72

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Statement of operations
Year ended 12/31/15

Investment income

Interest (including interest income of $9,900 from investments in affiliated issuers) (Note 5)	$2,198,531

Total investment income	2,198,531

Expenses

Compensation of Manager (Note 2)	336,373

Investor servicing fees (Note 2)	60,589

Custodian fees (Note 2)	50,779

Trustee compensation and expenses (Note 2)	5,552

Distribution fees (Note 2)	96,263

Administrative services (Note 2)	2,271

Auditing and tax fees	51,572

Other	27,040

Total expenses	630,439

Expense reduction (Note 2)	—

Net expenses	630,439

Net investment income	1,568,092

Net realized loss on investments (Notes 1 and 3)	(1,643,672)

Net realized loss on swap contracts (Note 1)	(1,145,570)

Net realized gain on futures contracts (Note 1)	655,847

Net realized gain on written options (Notes 1 and 3)	2,255,429

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(2,071,587)

Net loss on investments	(1,949,553)

Net decrease in net assets resulting from operations	$(381,461)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Increase (decrease) in net assets

Operations:

Net investment income	$1,568,092	$1,827,868

Net realized gain on investments	122,034	292,416

Net unrealized appreciation (depreciation) of investments	(2,071,587)	1,745,146

Net increase (decrease) in net assets resulting from operations	(381,461)	3,865,430

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,137,700)	(2,345,038)

Class IB	(818,965)	(1,333,796)

Increase (decrease) from capital share transactions (Note 4)	(9,792,545)	1,612,753

Total increase (decrease) in net assets	(12,130,671)	1,799,349

Net assets:

Beginning of year	92,221,437	90,422,088

End of year (including undistributed net investment income of $1,381,653 and $1,772,549, respectively)	$80,090,766	$92,221,437

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$10.02	.19	(.22)	(.03)	(.23)	—	(.23)	—	$9.76	(.33)	$44,229.62		1.92	905[e]

12/31/14	10.01	.22	.22	.44	(.43)	—	(.43)	—	10.02	4.49	50,935.62		2.17	587[e]

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	10.01	(.19)	57,347.63		2.29	390[f]

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456[f]

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[g,h]	11.91	7.09	85,901.61		2.97	361[f]

Class IB

12/31/15	$9.99	.16	(.22)	(.06)	(.21)	—	(.21)	—	$9.72	(.65)	$35,862.87		1.67	905[e]

12/31/14	9.97	.19	.23	.42	(.40)	—	(.40)	—	9.99	4.31	41,287.87		1.89	587[e]

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	9.97	(.48)	33,075.88		2.04	390[f]

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456[f]

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[g,h]	11.87	6.79	51,930.86		2.72	361[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	965%

December 31, 2012	1,041

December 31, 2011	861

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 17

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

18 Putnam VT American Government Income Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management

Putnam VT American Government Income Fund 19

will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $190,397 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $153,315 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$14,432,296	$—	$14,432,296

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,323 to decrease undistributed net investment income and $2,323 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,868,961
Unrealized depreciation	(2,479,241)

Net unrealized depreciation	(610,280)
Undistributed ordinary income	1,452,850
Capital loss carryforward	(14,432,296)
Cost for federal income tax purposes	$112,115,174

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract,

20 Putnam VT American Government Income Fund

investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$33,752
Class IB	26,837

Total	$60,589

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $54, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$96,263

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$799,593,511	$777,786,294

U.S. government securities (Long-term)	—	—

Total	$ 799,593,511	$ 777,786,294

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and polices approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$76,063,350	$879,568	$36,000,000	$186,563

Options opened	1,037,710,645	6,094,375	177,000,000	1,052,813

Options exercised	(116,858,500)	(1,142,287)	—	—

Options expired	(408,876,550)	(1,718,631)	(36,000,000)	(186,563)

Options closed	(458,810,920)	(3,365,005)	(156,000,000)	(957,422)

Written options outstanding at the
end of the reporting period	$129,228,025	$748,020	$21,000,000	$95,391

Putnam VT American Government Income Fund 21

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	496,166	$4,922,804	242,212	$2,413,513	1,105,325	$10,950,149	1,946,264	$19,400,942

Shares issued in connection with
reinvestment of distributions	114,919	1,137,700	239,779	2,345,038	82,891	818,965	136,520	1,333,796

	611,085	6,060,504	481,991	4,758,551	1,188,216	11,769,114	2,082,784	20,734,738

Shares repurchased	(1,161,137)	(11,486,112)	(1,130,621)	(11,280,286)	(1,633,062)	(16,136,051)	(1,266,293)	(12,600,250)

Net increase (decrease)	(550,052)	$(5,425,608)	(648,630)	$(6,521,735)	(444,846)	$(4,366,937)	816,491	$8,134,488

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund *	$15,699,064	$9,090,174	$19,469,775	$9,900	$5,319,463

Totals	$15,699,064	$9,090,174	$19,469,775	$9,900	$5,319,463

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$14,300,000

Purchased swap option contracts (contract amount)	$189,400,000

Written TBA commitment option contracts (contract amount) (Note 3)	$27,700,000

Written swap option contracts (contract amount) (Note 3)	$194,700,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$222,100,000

OTC total return swap contracts (notional)	$36,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$1,095,591*	Unrealized depreciation	$1,506,266*

Total		$1,095,591		$1,506,266

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

22 Putnam VT American Government Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(297,191)	$655,847	$(1,145,570)	$(786,914)

Total	$(297,191)	$655,847	$(1,145,570)	$(786,914)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$172,614	$(36,161)	$(33,152)	$103,301

Total	$172,614	$(36,161)	$(33,152)	$103,301

Putnam VT American Government Income Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

								Merrill Lynch, Pierce, Fenner & Smith,
	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$297,840	$—	$—	$—	$—	$—	$297,840

OTC Total return swap contracts* #	1,048	2,072	—	—	3,651	16,390	910	—	24,071

Futures contracts§	—	—	—	—	—	—	—	31,297	31,297

Forward premium swap option contracts #	—	—	—	—	—	—	111,404	—	111,404

Purchased swap options** #	43,738	64,275	—	53,717	116,836	8,037	—	—	286,603

Purchased options** #	—	—	—	—	—	—	72,390	—	72,390

Total Assets	$44,786	$66,347	$297,840	$53,717	$120,487	$24,427	$184,704	$31,297	$823,605

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	352,596	—	—	—	—	—	352,596

OTC Total return swap contracts* #	—	23,098	—	5	728	5,923	930	—	30,684

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts #	—	—	—	—	—	—	110,254	—	110,254

Written swap options #	76,078	78,335	—	79,643	139,284	242	99,541	—	473,123

Written options #	—	—	—	—	—	—	52,542	—	52,542

Total Liabilities	$76,078	$101,433	$352,596	$79,648	$140,012	$6,165	$263,267	$—	$1,019,199

Total Financial and Derivative Net Assets	$(31,292)	$(35,086)	$(54,756)	$(25,931)	$(19,525)	$18,262	$(78,563)	$31,297	$(195,594)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$(78,563)	$—

Net amount	$(31,292)	$(35,086)	$(54,756)	$(25,931)	$(19,525)	$18,262	$—	$31,297

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

24 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund 25

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

26 Putnam VT American Government Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT American Government Income Fund 27

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28 Putnam VT American Government Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT American Government Income Fund 29

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	VTAN027 298651 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$44,636	$ —	$6,871	$ —
December 31, 2014	$43,166	$ —	$4,766	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $749,464 and $566,831 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016